Advanced Drainage Systems Baird 2019 Global Industrial Conference November 2019

Forward Looking Statements and Non-GAAP Financial Metrics Certain statements in this presentation may be deemed to be forward-looking statements. Such statements include, but are not limited to, statements regarding the anticipated timing for the issuance of additional historic and future financial information and related filings. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including, without limitation, factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; uncertainties surrounding the integration of acquisitions and similar transactions, including the recently completed acquisition of Infiltrator Water Technologies and the integration of Infiltrator Water Technologies; our ability to realize the anticipated benefits from the acquisition of Infiltrator Water Technologies; risks that acquisitions of Infiltrator Water Technologies and related transactions may involve unexpected costs, liabilities and delays; our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; our ability to remediate the material weakness in our internal control over financial reporting; including remediation of the control environment for our joint venture affiliate ADS Mexicana, S.A. de C.V. as described in “Item 9A Controls and Procedures” of our Annual Report Form 10-K for the year ended March 31, 2019; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; including risks associated with new markets and products associated with our recent acquisition of Infiltrator Water Technologies; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; uncertainties surrounding the integration of acquisitions and similar transactions, including the recently completed acquisition of Infiltrator Water Technologies and the integration of Infiltrator Water Technologies; our ability to realize the anticipated benefits from the acquisition of Infiltrator Water Technologies; risks that the acquisition of Infiltrator Water Technologies and related transactions may involve unexpected costs, liabilities or delays; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness; fluctuations in our effective tax rate, including from the recently enacted Tax Cuts and Jobs Act; changes to our operating results, cash flows and financial condition attributable to the recently enacted Tax Cuts and Jobs Act; our ability to meet future capital requirements and fund our liquidity needs; the risk that additional information may arise during the course of the Company’s ongoing accounting review that would require the Company to make additional adjustments or revisions or to restate the financial statements and other financial data for certain prior periods and any future periods; a conclusion that the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) were ineffective; the review of potential weaknesses or deficiencies in the Company’s disclosure controls and procedures, and discovering further weaknesses of which we are not currently aware or which have not been detected; additional uncertainties related to accounting issues generally and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation includes certain non-GAAP financial measures to describe the Company’s performance. The reconciliation of those measures to GAAP measures are provided within the appendix of the presentation. Those disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Business Overview

Key Themes Cash Flow Generation Successful execution will result in significant cash generation over the next several years Margin Expansion ADS has significant margin upside potential and action plans in place to achieve superior results ADS is an industrial growth story with a large market opportunity and long runway for growth Sales Growth Sales +4% to 6% CAGR Adjusted EBITDA Margin 18% to 19% Free Cash Flow Conversion > 50% of Adjusted EBITDA See appendix for definitions and reconciliations of Non-GAAP items. Fiscal 2021 Targets – Legacy ADS

ADS’ Distinct Market Leadership Leading player in the storm water management industry with a track record of gaining market share Consistent above-market growth driven by material conversion strategy and complete solutions package Best-in-class sales force, technical expertise and distribution & logistics network creates barriers to entry and positions ADS as the supplier of choice Large and growing end-markets with favorable tailwinds from regulatory changes and increased focus on sustainability

Advanced Drainage Systems at a Glance

A market leader in storm water management solutions

ADS Overview

- ADS is the leading manufacturer of high performance thermoplastic corrugated pipe, providing storm water management products and drainage solutions for construction, infrastructure and agriculture end-markets
- Core products include thermoplastic corrugated pipe, fittings, plastic chambers, PVC drainage structures and other related storm water management products
- ADS drives market share gains by displacing traditional materials to ADS' cost effective, lighter, and recycled products
- Serves customers across all 50 U.S. states through 56 manufacturing plants and 32 distribution centers
- FY2019 net sales were 88% domestic and 12% international
- ADS has been serving the storm water industry for over 50 years and the Company has over 8.5 billion feet of pipe in service around the world
- ~10x larger than nearest domestic HDPE competitor based on net sales
- ADS has a proven track record of deleveraging over time
  - Leverage[1] has decreased from 2.3x at FYE 2017 to 1.4x at FYE 2019

FY 2019 Business Mix

Net Sales by Product



Allied Products 28%
Pipe 72%

Net Sales by End-Market



Agriculture 8%
Infrastructure 9%
Residential 23%
Non-Residential 60%

Historical Financial Summary ($mm)

Net Sales



CAGR: 5.2%
$1,257
$1,330
$1,385
$1,411
2017
2018
2019
LTM Jun-19

Adj. EBITDA and Margin



CAGR: 9.5%
$193
$210
$232
$237
15.4%
15.8%
16.8%
16.8%
2017
2018
2019
LTM Jun-19
% Margin

Source: ADS SEC filings.

1. Leverage is equal to total debt less cash (including capital leases) / Adjusted EBITDA.

6

ADS provides innovative water management solutions, protecting a precious natural resource, while keeping millions of pounds of plastic out of landfills each year 8 Innovative Management of a Precious Resource ADS’ solutions are managing billions of gallons of storm water runoff, protecting bodies of water, making cities more livable and improving quality of life

>180,000 gallons Management of a Precious Resource Recycling Our portfolio of innovative products help communities efficiently and safely manage storm and waste water ADS’ solutions are aiding in protecting regional water supplies, allowing for cost-effective use of land and creating valuable green space Storm water runoff is a major source of pollution for many types of water bodies ADS is an industry leader in investing in environmentally-sound solutions, all while realizing cost efficiencies without sacrificing performance Through Green Line Polymers, we self-processed 91% of the company’s non-virgin plastics in fiscal 2019, and we are one of the top ten largest recycling companies in North America 400 million Pounds of plastic recycled annually by ADS One of the Top 5 Largest Recycling Companies in North America chambers have managed StormTech Our >1.7B gallons of storm water runoff water quality units treat Barracuda Our of water per minute during storm events & 60% Recycled content in our HDPE pipe Commitment to Sustainability Committed to being a good local partner to our communities

Innovative Water Management Solutions ADS has demonstrated its commitment to management of a precious resource as a complete solutions provider

Infiltrator Water Technologies at a Glance

A high-growth, high-margin platform with proven track record of innovation and conversion-driven share gains

Infiltrator Overview

- Headquartered in Old Saybrook, CT, Infiltrator is a leading provider of plastic leachfield chambers and systems, septic tanks and accessories, and manufacturer of storm water chambers
- Leverages a broad product portfolio to deliver solutions for the wastewater and storm water management industries
  - Wastewater: manufactures and markets plastic leachfield chambers, synthetic aggregate leachfields, and plastic septic tanks designed to replace traditional stone-and-pipe and concrete systems
  - Storm water: manufactures plastic storm water chamber systems designed to replace traditional management methods, such as concrete or corrugated steel pipe
- Maintains leading market position in each of its core product offerings, including tanks and leachfields
- Sophisticated and scaled internal recycling capabilities complementary to ADS
  - One of the largest consumers of post-industrial plastic in U.S.

CY 2018 Business Mix

Net Sales by Product


Other
17%
Tanks
14%
Leachfield
69%

Net Sales by End-Market


Non-Residential
14%
Residential R&R
27%
Residential New
59%

Historical Financial Summary ($mm)

Net Sales


CAGR: 10.6%
$233
$255
$275
$300
2016
2017
2018
LTM Jun-19

Adj. EBITDA and Margin


CAGR: 15.9%
$70
$80
$89
$101
29.8%
31.4%
32.2%
33.6%
2016
2017
2018
LTM Jun-19
% Margin

Source: ADS SEC filings, which include IWT Regulation S-X financials.

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On-Site Wastewater Industry Overview

On-Site Wastewater System Overview



1
2
Septic Tank
3
Leachfield
4
Accessories

1. **Piping / Transfer:** wastewater is fed through piping systems into an underground tank located outside of the home
2. **Septic Tank (Primary Treatment):** stores and treats solids while releasing clarified effluent into the leach field
3. **Leach field (Secondary Treatment):** stores and allows infiltration of effluent into soil; naturally treated and returned to local aquifer
4. **Controls:** flow control units and devices can be incorporated to better treat the effluent on sites with poor soil conditions

Commentary

- The On-site wastewater industry was an estimated $1.2 billion in 2018
  - Approximately 30% of new North American single-family homes utilize septic systems
  - Replacement systems make up approximately one third of overall demand
- Traditionally, wastewater systems have been comprised of pipe and stone leach fields and concrete septic tanks
  - Plastic leach field products have captured approximately 60% of the leach field market
  - Septic tank plastic conversion (24%) is at a much earlier stage – new development in the last ~10 years

Industry Market Share

Leach field Systems



Other
7%
IWT
54%
Traditional
Stone-and-
Pipe
39%

Tanks



IWT
15%
Other
Plastic
9%
Concrete
76%

Source: Management estimates.

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Leader in storm water management Industry leading go-to-market model Expansive distribution network Owned logistics fleet Cost effective and well positioned manufacturing network Leading positions in storm water and septic markets Innovative products displacing traditional materials Distribution network poised for cross-selling Strengthened platform to penetrate adjacencies Leaders in plastics recycling Shared commitment to safety, operational excellence and sustainability Leader in the on-site septic market Strong distribution network in southern crescent of US Significant recycled PP sourcing capabilities Specialized regulatory and legislative team drive industry acceptance / approval Attractive margin profile and cash flow conversion A Market Leader in Water Management Solutions

Compelling Strategic Combination Yielding Enhanced Diversification, Profitability, and Growth End Market Mix (LTM 3/31/19) Product Mix (LTM 3/31/19) Net Sales (LTM 6/30/19) $1,411 million $300 million $1,643 million (2) Adjusted EBITDA (LTM 6/30/19) $237 million $101 million $338 million (3) Adjusted EBITDA Margin (LTM 6/30/19) 16.8% 33.6% 20.6% (3) Manufacturing Facilities (4) 56 7 63 Distribution Facilities 32 - 32 Number of Employees 4,400 480 4,880 Combined (1) Non- Residential 60% Residential 23% Infrastructure 9% Agriculture 8% Non- Residential 14% Non- Residential 52% Residential 33% Infrastructure 8% Agriculture 7% Residential 86% Source: ADS SEC filings, which include IWT Regulation S-X financials. Combined figures reflect the sum of key operating metrics, for the relevant period, for ADS and Infiltrator and do not reflect any pro forma adjustments for the Acquisition and certain other transactions. Excludes $68 million in inter-company sales. Excludes $20-25 million of run-rate pro forma cost savings which are expected to be realized in the first three years. Manufacturing facilities include facilities related to ADS joint ventures.

Evolution of a Strong, Long-standing Partnership with Infiltrator ADS and Infiltrator have been partners for over 15 years Partnering for Success in Storm Water and On-Site Septic 2003 The companies formed a joint venture called StormTech LLC Infiltrator designed and manufactured the chambers for the Retention/Detention application ADS managed sales, marketing and field engineering support 2012 Infiltrator acquired assets of ADS’ septic chamber business ADS entered a long-term, non-exclusive distribution agreement to continue to market and sell its Arc and BioDiffuser product lines 2010 ADS acquired Infiltrator’s interest in StormTech LLC Infiltrator retained exclusive manufacturing right 2019 ADS acquires Infiltrator to drive the next phase of growth and innovation

Comprehensive Portfolio of Products Driving Solutions

Acquisition of Infiltrator enhances ADS' portfolio of water management solutions (increases Allied Products to 40% of net sales) and expands its addressable opportunity into attractive on-site septic market

Conveyance


N-12


Single Wall


Triple Wall


PolyFlex


HP


AdvanEDGE


InsertaTee


Fittings

Storage


StormTech


HP


N-12

Treatment


Water Quality


Arc Chambers


EZFlow


Quick4 Chambers


Tanks


Delta

Capture


Nyloplast


Duraslot

- ADS Products
- IWT Products

ADVANCED DRAINAGE SYSTEMS, INC.
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Superior Product Attributes 100-year design service life Superior Performance Our products perform better, are easier to install and are more cost effective than traditional materials 3x faster installation Easier Installation Reduced labor and equipment Lighter weight and longer length 20% less installed cost Installed Cost Benefits Fewer deliveries per project Safer to handle Fewer, higher quality joints Chemical and abrasion resistant Quality Ensured

Market Share Model Accelerates Conversion and Supports Industry Leadership

Proven market share model leverages best-in-class sales force, technical expertise, and distribution & logistics network to deliver above-market growth and position ADS as the supplier of choice

- Works closely with local agencies and State DOT's
- Technical Engineering team leverages research, studies and relationships to develop industry standards and increase regulatory approvals
- Focused on increasing applications and competition

Storm Approvals by State


Most
Many
Some
Few

- Build relationships with civil and other private consulting engineering firms
- Project identification and specification of storm water solutions package on plans, early in the process

50+ Field Engineers

40+ Engineers & Technicians


Approvals
Acceptance
ADS
Coverage
Win Rate

- Develop relationships with contractors and distributors
- Improve market awareness and accelerate conversion

300 Sales and Engineering Professionals

3,000+ Distributor Partners

- Selling projects vs. taking orders
- Project tracking to ensure products are specified
- High coverage sales model



Inserta-Tee Configurator | Nylo Configurator | StormTech Design Tool | Installation Cost Calculator | FlexStorm Configurator

ADVANCED DRAINAGE SYSTEMS, INC.
17

48 US & Canada Manufacturing Facilities Company-Owned Fleet 700 Trucks & 1,250 Trailers Our vast capabilities allow us to serve the customer 26 US & Canada Distribution Centers ADS also partners with 3,000+ distribution partners, including 300+ Sales and Engineering Professionals 50+ Field Engineers Our vast sales and engineering force and distribution footprint coupled with our company owned fleet ensures we have the right products at the right site at the right time to meet customer needs Sales, Distribution and Logistic Capabilities

Why Solutions Are Important Pipe Manufacturer Solutions Provider $50K Opportunity $150K Opportunity Providing solutions increases our share of wallet with our customers Opportunity amounts above are for illustrative purposes only and may not be indicative of actual project value.

Leadership in Recycling Combined Raw Material Purchases Overview Differentiated Recycling Capabilities Drive Low-Cost Operating Position ADS and Infiltrator have a long-track record of continuously refining their raw material processing capabilities to increase the recycled content in their products, significantly reducing input costs and increasing margins Infiltrator manufactured the first chamber from 100% recycled materials in 1991 Established “Green Line Polymers,” a wholly-owned recycling subsidiary in 2012. The business procures and processes recycled raw materials to be used in the manufacturing of products that ADS sells Recycled materials are less expensive and historically have been significantly less volatile in price as compared to virgin material ADS is poised to continue to leverage its scale and existing capabilities and Infiltrator’s expertise to expand its recycled inputs and continue to reduce its costs Adding depth and expertise in material science, engineering, processing, and procurement Dedicated Raw Material Sourcing and Processing Differentiated recycled plastic expertise and capabilities increase raw material price stability, reduce all-in product costs and enhance profitability Infiltrator launched a dedicated raw material sourcing and processing operation in 1995 One of the largest purchasers of post-industrial / consumer recycled plastic in North America Infiltrator sources consistent materials, ranging from post-industrial resins to used carpet, at attractive prices >55% Recycled Material Source: Management estimates.

Operations Overview

Raw Material Strategy 40% SALES TRADE DELIVERY DISTRIBUTION & LOGISTICS CONVERSION RAW MATERIAL Optimize our material blending to reduce cost and maximize throughput while meeting industry standards for pipe performance

Raw Material Initiatives

HDPE: Increase Consumption of Recycled Material



CAGR 6%
FY15
FY18
FY21*
Virgin HDPE
Recycled Flake
Recycled Pellets

FY18 – FY21 CAGR

Recycled Pellets: 27%

Recycled Flake: (100%)

Virgin HDPE: 5%

- Improving production rate and reducing scrap by investing in:
  - High Efficiency Blending
  - Pelletizing Capacity
  - Capacity Expansion

IRR >20%

Polypropylene: Cost Reduction Initiatives



HP



StormTech®

- Current Activity:
  - Investments in tooling to optimize profile design and material content
  - Develop additional sources for polypropylene material purchasing
- Beginning Development Work:
  - Evaluate additives and expand range of material formulations for our products
  - Develop a polypropylene material recycling strategy

https://www.ads-pipe.com/

23

Conversion Improvement Strategy 25% SALES TRADE DELIVERY DISTRIBUTION & LOGISTICS CONVERSION RAW MATERIAL Through SPP, drive continuous improvement within four wall manufacturing while optimizing manufacturing network

Conversion Improvement Strategy Continuous Improvement Startups & Changeovers Machine Maintenance & Upgrades Automation Network Rationalization Integrated Supply Chain Planning Tooling & Capacity Investments Manufacturing Network Optimization Inside the Four Walls

Logistics & Transportation 15% SALES TRADE DELIVERY DISTRIBUTION & LOGISTICS CONVERSION RAW MATERIAL Optimize the use of our fleet assets and national footprint to provide high-quality, cost effective and efficient service to customers

Logistics & Transportation Initiatives People Process Technology Increase driver capacity Internal driver development programs Delivery-centric vs. Driver-centric model Optimize fleet composition and increase velocity of trips per day Centralize planning and dispatching Optimize inter-plant freight methods Better metrics and information velocity Add optimized load building functionality to Transportation Management System Roll-out order management model and network improvements

Appendix

Special Dividend / ESOP Special Dividend $1.00 Special Dividend paid on June 14, 2019 to all shareholders of record on June 3, 2019 $75M aggregate payment $63M to Common Shareholders $12M to Preferred Shareholders (ESOP) ESOP Background: The Company established the ESOP in 1993, funded by an existing tax-qualified profit sharing retirement plan and 30-year term loan from ADS. The plan expires in March 2023, at which time the loan is also due. The ESOP used the $12M proceeds from the Special Dividend to paydown a portion of the loan from ADS The loan repayment triggered an allocation of 11.6 million preferred shares (previously unallocated) to participant accounts, as well as an associated non-cash stock-based compensation expense. ESOP preferred shares convert to common shares at a rate of 0.7692 at plan maturity in March 2023. Associated non-cash stock-based compensation expense Three Months Ended June 30, 2019 Cost of goods sold - ESOP special dividend compensation $168.6 Selling, general and administrative - ESOP special dividend compensation $78.1 Total ESOP special dividend compensation $246.7 ESOP Preferred Shares (in millions) Before Loan Payment After Loan Payment Allocated to participants 7.6 19.3 Unallocated shares 14.5 2.8 Total ESOP Shares 22.1 22.1

Financial Definitions Adjusted EBITDA: Net income before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other expenses. Adjusted EBITDA Margin: Adjusted EBITDA calculated as a percentage of net sales. Compound Annual Growth Rate (“CAGR”): Growth rate from the initial value to ending value assuming the value is compounding over the time period. Calculated as (Ending Value / Beginning Value)1/Number of Years-1. Free Cash Flow (“FCF”): Cash flow from operations less capital expenditures. Free Cash Flow Conversion: Free cash flow calculated as a percentage of Adjusted EBITDA. Working Capital: Accounts Receivable plus Inventory reduced by Accounts Payable.

ADS EBITDA and Free Cash Flow Reconciliation (Fiscal Year Ended March 31st) Source: ADS SEC filings. Free Cash Flow Conversion defined as Free Cash Flow / Adjusted EBITDA.

ADS EBITDA and Free Cash Flow Reconciliation (Cont’d) (Fiscal Year Ended March 31st) Source: ADS SEC filings. Free Cash Flow Conversion defined as Free Cash Flow / Adjusted EBITDA.

IWT EBITDA and Free Cash Flow Reconciliation (Fiscal Year Ended December 31st) Source: ADS SEC filings that include IWT Regulation S-X financials. Free Cash Flow Conversion defined as Free Cash Flow / Adjusted EBITDA.

IWT EBITDA and Free Cash Flow Reconciliation (Cont’d) (Fiscal Year Ended December 31st) Source: ADS SEC filings that include IWT Regulation S-X financials. Free Cash Flow Conversion defined as Free Cash Flow / Adjusted EBITDA.